SCHEDULE 14A

(Rule 14a-101)

Information Required in Proxy Statement

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.   )

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HIGHLANDS BANKSHARES, INC. (Name of Registrant as Specified in Its Charter) (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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HIGHLANDS BANKSHARES, INC.

340 West Main Street

Abingdon, Virginia  24210

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on May 14, 2003

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Highlands Bankshares, Inc. (the “Corporation”) will be held at the Southwest Virginia Higher Education Center ballroom on the campus of Virginia Highlands Community College, One Partnership Circle, Abingdon, Virginia on May 14, 2003 at 7:00 p.m., for the following purposes:

(1)

To elect nine Directors for a term of one year or until their respective successors are elected and qualify; and

(2)

To transact such other business as may properly come before the meeting. Management is not aware of any other business, other than procedural matters incident to the conduct of the Annual Meeting.

The Board of Directors has fixed the close of business on March 12, 2003 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Robert M. Little, Jr.

Robert M. Little, Jr.

Secretary

Abingdon, Virginia

April 1, 2003

_____________________________________________________________________________________________

YOU ARE CORDIALLY INVITED TO ATTEND THIS MEETING.  IT IS IMPORTANT THAT YOUR  SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN.  EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED.  IF YOU ATTEND THIS MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY.  ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

_____________________________________________________________________________________________

HIGHLANDS BANKSHARES, INC.

________________

PROXY STATEMENT

___________________

ANNUAL MEETING OF SHAREHOLDERS

May 14, 2003

GENERAL INFORMATION

This Proxy Statement is furnished to holders of common stock, $1.25 par value per share (“Common Stock”), of Highlands Bankshares, Inc. (the “Corporation”), in connection with the solicitation of proxies by the Board of Directors of the Corporation to be used at the Annual Meeting of Shareholders to be held on May 14, 2003 at 7:00 p.m. at the Southwest Virginia Higher Education Center ballroom on the campus of Virginia Highlands Community College, One Partnership Circle, Abingdon, Virginia and any adjournment thereof (the “Annual Meeting”).

The principal executive offices of the Corporation are located at 340 West Main Street, Abingdon, Virginia.  The approximate date on which this Proxy Statement, the accompanying proxy card and the Annual Report to Shareholders (which is not part of the Corporation’s soliciting materials) are being mailed to the Corporation’s shareholders is April 1, 2003.

Voting and Revocability of Proxy

The proxy solicited hereby, if properly signed and returned to the Corporation and not revoked prior to its use, will be voted in accordance with the instructions contained thereon.  If no contrary instructions are given, each proxy received will be voted “for” the proposals described herein.  Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing written notice thereof with the Secretary of the Corporation (Robert M. Little, Jr., Secretary, Highlands Bankshares, Inc., 340 West Main Street, Abingdon, Virginia  24210), (ii)  submitting a duly executed proxy bearing a later date; or (iii) appearing at the Annual Meeting or at any adjournment thereof and giving the Secretary notice of his or her intention to vote in person.  Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

Persons Making the Solicitations

The cost of soliciting proxies will be borne by the Corporation. In addition to solicitation by mail, officers and regular employees of the Corporation may solicit proxies in person or by telephone.

Voting Securities

Only shareholders of record at the close of business on March 12, 2003 (the “Record Date”) will be entitled to vote at the Annual Meeting.  On the Record Date, there were 2,650,786 shares of Common Stock of the Corporation issued and outstanding and 1,231 record holders.  Each share of Common Stock is entitled to one vote at the Annual Meeting.  The Corporation had no other class of voting securities outstanding at the Record Date.

In the election of Directors, those nominees receiving the greatest number of votes will be elected even if they do not receive a majority. Abstentions and broker non-votes will not be considered a vote for, or a vote against, a Director.

ELECTION OF DIRECTORS

The Nominees

Nine Directors are to be elected at the Annual Meeting to serve until the next Annual Meeting, and until the election and qualification of their respective successors.

The following table sets forth the names, ages and business experience of nominees for election to the Board of Directors as well as the year that each was first elected to the Board of Directors of the Corporation or previously to the Board of Directors of Highlands Union Bank (the “Bank”), the predecessor to and now a wholly owned subsidiary of the Corporation. Unless otherwise indicated, the business experience shown for each nominee has extended five or more years.

NAME AND AGE AND YEAR BECAME DIRECTOR	PRINCIPAL OCCUPATION	NAME AND AGE AND YEAR BECAME DIRECTOR	PRINCIPAL OCCUPATION

William E. Chaffin Age 53 Director since 1991	Computer Consultant	E. Craig Kendrick Age 51 Director since 2000	Attorney in private practice

Clydes B. Kiser Age 65 Director since 1988	President of Kiser Furniture, a furniture retailer	J. Carter Lambert Age 77 Director since 1983	Private Investor

James D. Moore, Jr. Age 57 Director since 1983	Physician; President of the Corporation; President of the Bank	James D. Morefield Age 53 Director since 1983	Attorney in private practice; Chairman of the Corporation and the Bank

Charles P. Olinger Age 53 Director since 1988	Certified Public Accountant in private practice	William J. Singleton Age 77 Director since 1991	Private Investor

H. Ramsey White Jr. Age 57 Director since 1983	Dentist in private practice

Unless authority is withheld in the proxy, each proxy executed and returned by a shareholder will be voted for the election of the nominees listed above.  Proxies distributed in conjunction herewith may not be voted for persons other than the nominees listed above.  If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxy holders will nominate and vote for a replacement nominee or nominees recommended by the Board of Directors.  All of the nominees listed above have consented to be nominated and to serve if elected and, at this time, the Board of Directors knows no reason why any of the nominees listed above may not be able to serve as a Director if elected. The proxy also confers discretionary authority upon the persons named therein, or their substitutes, with respect to any other matter that may promptly come before the meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE NOMINEES BE ELECTED AS DIRECTORS.

Executive Officers Who Are Not Directors

Samuel L. Neese (Age 52) was appointed Executive Vice President and Chief Executive Officer of the Corporation in 1995 and Executive Vice President and Chief Executive Officer of the Bank in 1991.  He was first appointed as a bank officer to the position of Vice President and Senior Loan Officer in 1988.  Prior to 1988, he was associated with a Washington County bank for 15 years.

James T. Riffe (Age 49) was appointed Executive Vice President and Cashier of the Corporation in 1995 and Executive Vice President and Cashier of the Bank in 1991.  His first officer position with the Bank was as Vice President and Cashier, to which he was appointed in 1986.  He has been associated with various banks since 1975, including serving as vice president of a bank in Botetourt County, Virginia from 1981 to 1986.

Security Ownership of Management and Certain Beneficial Owners

The following table sets forth information as of March 12, 2003 regarding the beneficial ownership of shares of Common Stock by (i) beneficial owners of more than 5% of the outstanding shares of Common Stock (both of whom are Directors of the Corporation), (ii) all Directors and nominees, (iii) the executive officers named in the “Summary Compensation Table” below, and (iv) all Directors and executive officers as a group. For the purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), under which, in general, a person is deemed to be a beneficial owner of a security if he has or shares the power to vote or direct the voting of the security or the power to dispose or direct the disposition of the security, or if he has the right to acquire beneficial ownership of the security within 60 days.

	Common Stock
Name	Beneficially Owned	Percent of Class

Directors
William E. Chaffin (1)	30,500	1.15%
E. Craig Kendrick (2)	39,770	1.50%
Clydes B. Kiser (3)	28,620	1.08%
J. Carter Lambert (4)	52,678	1.99%
James D. Moore, Jr. (5)	256,699	9.68%
P.O. Box 1192
Abingdon, VA 24212
James D. Morefield (6)	137,011	5.16%
211 High Street
Abingdon, VA 24210
Charles P. Olinger (7)	13,017	*
William J. Singleton (8)	17,216	*
H. Ramsey White, Jr. (9)	43,490	1.64%

Named Executive Officers
Samuel L. Neese (10)	30,519	1.15%
James T. Riffe (11)	9,009	*

Executive officers and Directors as a
group (11 persons)	658,529	24.39%

*Indicated holdings amount to less than 1% of the issued and outstanding shares of Common Stock.

(1)

Amount includes indirect ownership of 1,800 shares held solely in Mr. Chaffin’s spouse’s name, indirect ownership of 400 shares held in Mr. Chaffin’s child’s name and options to acquire 3,000 shares.

(2)

Amount includes indirect ownership of 34,140 shares held in Mr. Kendrick’s children’s names and options to acquire 3,000 shares.

(3)

Amount includes indirect ownership of 7,580 shares held solely in Mr. Kiser’s spouse’s name and options to acquire 7,800 shares.

(4)

Amount includes indirect ownership of 25,517 shares held solely in Mr. Lambert’s spouse’s name and options to acquire 2,000 shares.

(5)

Amount includes ownership of 135,880 shares held by the Glover and Moore Profit Sharing Plan of which Dr. Moore is trustee, indirect ownership of 15,332 shares held solely in Dr. Moore’s spouse’s name, indirect ownership of 2,984 shares held by Dr. Moore’s son and options to acquire 1,000 shares.

(6)

Amount includes indirect ownership of 16,044 shares held by Mr. Morefield’s spouse in a custodial relationship, indirect ownership of 23,896 shares held solely in Mr. Morefield’s spouse’s name, ownership of 14,440 shares held by Mr. Morefield's daughter for whom Mr. Morefield has power of attorney, ownership of 26,778 shares held by Mr. Morefield in a self-directed IRA and options to acquire 4,000 shares.

(7)

Amount includes indirect ownership of 8,517 shares held solely in Mr. Olinger’s spouse’s name and options to acquire 3,000 shares.

(8)

Amount includes indirect ownership of 6,608 shares held solely in Mr. Singleton’s spouse’s name and options to acquire 4,000 shares.

(9)

Amount includes indirect ownership of 602 shares held by Dr. White in a custodial relationship, indirect ownership of 5,540 shares held by Dr. White’s spouse in a self-directed IRA and options to acquire 3,000 shares.

(10)

Amount includes options to acquire 10,000 shares.

(11)

Amount includes options to acquire 8,000 shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Corporation’s Directors and executive officers, and any persons who own more than 10% of the outstanding shares of Common Stock, to file with the Securities and Exchange Commission (“SEC”) reports of ownership and changes in ownership of Common Stock.  Directors and executive officers are required by SEC regulations to furnish the Corporation with copies of all Section 16(a) reports that they file.  Based solely on review of the copies of such reports furnished to the Corporation or written representation that no other reports were required, the Corporation believes that, during fiscal year 2002, all filing requirements applicable to its officers and Directors were complied with.

The Board of Directors and its Committees

Meetings of the Board of Directors are held regularly each month, and there is also an organizational meeting following the conclusion of the Annual Meeting of Shareholders.  The Board of Directors held 12 meetings in the year ended December 31, 2002. No Director attended fewer than 75 percent of the total number of meetings of the Board of Directors and meetings held by all committees of the Board of Directors on which he served.

The Board of Directors has an Audit Committee and a Compensation Committee, but does not have a nominating committee.  Shareholders entitled to vote for the election of directors may recommend candidates for consideration by the Board of Directors under procedures that the Corporation has established.  See “Proposals for 2004 Annual Meeting of Shareholders.”

The Audit Committee consists of Messrs. Chaffin, Kendrick, Lambert, Olinger, Singleton and White.  The Audit Committee is responsible for the selection and recommendation of the independent accounting firm for the annual audit and for the establishment, and the assurance of the adherence to, a system of internal controls.  It reviews and accepts the reports of the Corporation’s internal audit department, its independent auditors and federal and state examiners.  The Audit Committee of the Board of Directors met six times during the year ended December 31, 2002.  Additional information with respect to the Audit Committee is discussed below under “Audit Information.”

The Compensation Committee consists of Messrs. Kiser, Lambert, Morefield, Olinger, and White.  The Committee is responsible for the oversight of the compensation paid to employees and officers of the Bank.  It reviews and recommends salary adjustments for the Bank.  The Compensation Committee meets semi-annually.  Additional information with respect to the Compensation Committee is discussed below in the “Compensation Committee Report on Executive Compensation.”

Director Compensation

Directors of the Corporation receive options to acquire shares of Common Stock, as determined by the Board of Directors, for their services.  During 2002, each Director received options to acquire 1,000 shares of

Common Stock for his service.  Each Director also received fees of $12,200 for his service for the year ended December 31, 2002.

The Bank provides a Death Benefit Only Plan (the “Plan”) to the following Directors: Messrs. Chaffin, Kendrick, Kiser, Lambert, Moore, Morefield, Olinger and White.  The Plan provides a death benefit of $100,000. The death benefit is subject to income tax when received, and is tax-deductible to the Bank.  The Bank has purchased life insurance policies that are intended to provide the funds to pay this benefit.

Compensation Committee Report on Executive Compensation

The Compensation Committee of the Board of Directors, which is composed of five independent outside directors, is responsible for making recommendations to the Board of Directors concerning compensation for the Corporation’s executive officers. It is the responsibility of the Compensation Committee to establish a framework for a competitive compensation package for the executive officers that adequately rewards performance and provides incentives for retention. In carrying out its responsibilities, the Compensation Committee considers the following: 1) the performance and effectiveness of the executive officers.: 2) the need to retain competent and effective management personnel; 3) competitive terms and levels of compensation relative to other companies of comparable size and operation within the commercial banking industry; 4) comparative performance of the executive officers as benchmarked against peer groups of comparable commercial banks; and 5) the achievement of overall corporate goals.

The Committee establishes current compensation based primarily on review of competitive salary practices by similarly sized banking organizations, locally and nationally, giving appropriate weight to regional differences in cost of living and contrasting relative performance of the Corporation and the designated peer group. In performing this analysis, the Committee utilized the Virginia Bankers’ Association Salary Survey and compensation data from other specifically identified banking peers. The compensation of Samuel L. Neese, the Corporation’s chief executive officer, is determined in accordance with this plan.

Executive officer compensation generally consists of salary, bonus based on the Corporation’s annual performance, participation in the Corporation’s 401k plan, economic benefit attributable to the Bank’s Death Benefit Only Plan, stock options granted under the Corporation’s non-qualified stock option plan and fees received for serving on the subsidiary bank’s board of directors as reflected in the “Summary Compensation Table”, Mr. Neese receives compensation in all of the above forms.

Compensation Committee

Clydes B. Kiser

J. Carter Lambert

James D. Morefield

Charles P. Olinger

H. Ramsey White, Jr.

Executive Officer Compensation

The following table shows, for the fiscal years ended December 31, 2002, 2001 and 2000, the cash compensation paid by the Bank, as well as certain other compensation paid or accrued for those years, to the executive officers of the Corporation whose total compensation exceeds $100,000 in all capacities in which they served.  The named executive officers also receive compensation from the Corporation in the form of stock options, which may be exercised and converted into shares of Common Stock.

Summary Compensation Table

		Annual Compensation			Long Term Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Securities Underlying Options (#)	All Other Compensation ($)(a)(b)
Samuel L. Neese Executive Vice President and Chief Executive Officer	2002 2001 2000	145,312 139,300 124,500	8,000 7,500 7,500	* * *	1,000 1,000 --	19,830 15,737 6,225
James T. Riffe Executive Vice President and Cashier	2002 2001 2000	128,854 123,800 111,667	8,000 7,500 7,500	* * *	1,000 1,000 --	18,920 14,963 5,043

*

All benefits that might be considered of a personal nature did not exceed the lesser of $50,000 or 10% of total annual salary and bonus.

(a)

Amounts for 2002 consist of amounts funded by the Bank for the benefit of Mr. Neese and Mr. Riffe under its qualifying 401k plan of $7,265 and $6,443, respectively;  annual bank board fees payable to each individual of $12,200; and the economic benefit attributable to a Death Benefit Only Plan of $365 for Mr. Neese and $277 for Mr. Riffe.  The Plan provides a death benefit to Mr. Neese and Mr. Riffe of $200,000. The death benefit is subject to income tax when received, and is tax-deductible to the Bank.  The Bank has purchased life insurance policies on Mr. Neese and Mr. Riffe that are intended to provide the funds to pay this benefit.

Stock Options

The following table sets forth for the year ended December 31, 2002, the grants of stock options to the named executive officers:

Option Grants In Last Fiscal Year

	Individual Grants
Name	Number of Securities Underlying Options Granted (1)	% of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/Sh) (2)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term 5%($) 10%($)

Samuel L. Neese	1,000	3.33%	26.00	7/11/12	42,351	67,437

James T. Riffe	1,000	3.33%	26.00	7/11/12	$42,351	67,437

(1)

Stock options were granted at or above the fair market value of the shares of Common Stock at the date of award.  Each grant is immediately exercisable.

(2)

Options to purchase 30,000 shares of Common Stock were granted to employees during the year ended December 31, 2002.

Option Exercises and Holdings

The named executive officers did not exercise any stock options during 2002.  The following table sets forth the amount and value of stock options held by the named executive officers as of December 31, 2002:

Fiscal Year End Option Values

	Number of Securities Underlying Unexercised Options at Fiscal Year End (#)		Value of Unexercised In-the-Money Options at Fiscal Year End ($)(a)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable
Samuel L. Neese	10,000	--	91,500	--
James T. Riffe	8,000	--	49,250	--

(a)

The value of unexercised in-the-money options at fiscal year end was calculated by determining the difference between the fair market value of a share of Common Stock underlying the options on December 31, 2002, $26.00 per share, and the exercise price of the options.  Shares of Common Stock are not actively traded, and thus fair market value reflects the good faith determination by management based on information received from purchasers and sellers of such stock.

Equity Compensation Plan Information

The following table sets forth information as of December 31, 2002, with respect to compensation plans under which shares of Common Stock are authorized for issuance.

Equity Compensation Plan Information

Plan Category	Number of Securities to Be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (a)

Equity Compensation Plans Approved by Shareholders	133,218	$20.98	92,180
Equity Compensation Plans Not Approved by Shareholders (b)	--	--	--
Total	133,218	$20.98	92,180

(a)

Amounts exclude any securities to be issued upon exercise of outstanding options, warrants and rights.

(b)

The Corporation does not have any equity compensation plans that have not been approved by shareholders.

CERTAIN TRANSACTIONS

Some of the Directors and officers of the Corporation and some of the corporations and firms with which these individuals are associated are also customers of the Corporation in the ordinary course of business, or are indebted to the Corporation with respect to loans, and it is anticipated that some of the persons, corporations and firms will continue to be customers of, and indebted to, the Corporation on a similar basis in the future.   All loans extended to such persons, corporations and firms were made in the ordinary course of business, did not involve more than normal collection risk or present other unfavorable features, and were made on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable Corporation transactions with unaffiliated persons.  No such loan as of December 31, 2002 was non-accruing, 'past due or restructured.  At December 31, 2002, aggregate amounts of loans outstanding to all Directors and executive officers of the Corporation and members of their immediate families were approximately $9,434,000, representing 29.30% of the total equity of the Corporation.

Management is not aware of any arrangements that may at a subsequent date result in a change in control of the Corporation.

Management of the Corporation is not aware of any material proceedings to which any Director, officer or affiliate of the Corporation, any owner of record or beneficial owner of more than five percent of the Common Stock, or any associate of any such Director, officer, affiliate or shareholder is a party adverse to the Corporation or has a material interest adverse to the Corporation.

In the normal course of business, the Corporation conducts arms length business transactions with some of its related parties. The Corporation is required to disclose those transactions that exceed 5% of its or the related party’s gross sales.  During 2002, the Corporation retained William E. Chaffin, a Director, as a technology consultant due to his expertise. The Corporation paid Mr. Chaffin $54,000 in retainers for his consulting services during 2002. Mr. Chaffin also supplies the Corporation with some of its technology hardware, software and related periphery items through his company Chaffin & Company. During 2002 the Corporation paid $317,521 to Chaffin & Company for the purchase of computer hardware, 'software and related periphery items. The terms of these transactions were substantially similar to the terms of similar purchases that are the result of “arms length” 'negotiations between unrelated parties and the prices involved were comparable to current market rates at that time.

STOCK PERFORMANCE GRAPH

The Common Stock is not listed on any exchange or quoted on any market.  Shares of Common Stock have periodically been sold in a limited number of privately negotiated transactions.  The following graph compares the cumulative total return to the shareholders of the Corporation, based on transactions known to the Corporation, for the last five fiscal years with the total return on the Standard & Poor’s 500 Stock Index and the NASDAQ Bank Index, assuming an investment of $100 in shares of Common Stock on December 31, 1997, and the reinvestment of dividends.

APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee of the Board of Directors has appointed Brown, Edwards & Company, L.L.P. (“Brown Edwards”) to perform the audit of the Corporation’s financial statements for the year ending December 31, 2003. Brown, Edwards has acted as the Corporation’s auditors for 2002 and as the Bank’s auditors for the past seventeen years and has reported on financial statements during those periods.  Representatives from Brown, Edwards will be present at the Annual Meeting, will be given the opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions from shareholders.

AUDIT INFORMATION

Services and Fees During 2002

As the Corporation’s independent accountants for 2002, Brown, Edwards provided various audit and non-audit services for which the Corporation was billed for fees as further described below. None of the hours expended on Brown, Edwards’ audit of the Corporation’s financial statements were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.  The Audit Committee has considered whether Brown, Edwards’ provision of non-audit services is compatible with maintaining its independence.

Audit Fees.  Brown, Edwards audited the Corporation’s annual financial statements included in its 2002 Annual Report on Form 10-K and, during 2002, reviewed the financial statements included in the Corporation’s Quarterly Reports on Form 10-Q. The aggregate amount of fees billed to the Corporation for those services was $64,500.

Financial Information Systems Design and Implementation Fees.  During 2002, Brown, Edwards provided no services related to financial information systems design and implementation.

All Other Fees.  In addition to the services listed above, during 2002, Brown, Edwards provided a number of other services to the Corporation, including tax return preparation, audit of the Corporation’s 401k retirement plan and the agreed upon procedures pertaining to the Federal Home Loan Bank.  The aggregate amount of fees billed to the Corporation for those services was $20,500.

Audit Committee Report

The Audit Committee of the Board is responsible for providing independent, objective oversight of the Corporation’s accounting functions and internal controls.  The Audit Committee is composed of independent directors, and acts under a written charter adopted and approved by the Board of Directors.  Each of the members of the Audit Committee is independent as defined by the Corporation’s policy and by American Stock Exchange’s listing standards except for Director Chaffin. Director Chaffin is retained as the Corporation’s network consultant. Mr. Chaffin’s company receives greater than 5% of its consolidated gross revenues from the Corporation. However, the Board has determined that it is in the best interest of the Corporation and its shareholders to include Mr. Chaffin on the Audit Committee due to his knowledge and expertise relating to Electronic Data Processing issues.

The responsibilities of the Audit Committee include selecting and retaining an accounting firm to be engaged as the Corporation’s independent accountants.  Additionally, and as appropriate, the Audit Committee reviews and evaluates, and discusses and consults with the Corporation’s management, the Corporation’s internal audit personnel and the independent accountant regarding, the following:

•

The plan for, and independent accountants’ report on, each audit of the Corporation’s financial statements.

•

The Corporation’s financial disclosure documents, including all financial statements and reports filed with the Board of Governors of the Federal Reserve System and the Virginia Bureau of Financial Institutions or sent to shareholders.

•

Changes in the Corporation’s accounting practices, principles, controls or methodologies, or in the Corporation’s financial statements.

•

Significant developments in accounting rules.

•

The adequacy of the Corporation’s internal accounting controls, and accounting, financial and auditing personnel.

•

The establishment and maintenance of an environment at the Corporation that promotes ethical behavior.

The Audit Committee is responsible for recommending to the Board that the Corporation’s financial statements be included in the Corporation’s annual report.  The Committee took a number of steps in making this recommendation for 2002.  First, the Audit Committee discussed with Brown, Edwards & Co., L.L.P. the Corporation’s independent accountant for 2002, those matters that the accountant communicated to and discussed with the Audit Committee under applicable auditing standards, including information regarding the scope and results of the audit.  These communications and discussions are intended to assist the Audit Committee in overseeing the financial reporting and disclosure process.  Second, the Audit Committee discussed Brown, Edwards & Co., L.L.P.’s independence with them and received a letter from them concerning independence as required under applicable independence standards for auditors of public companies.  This discussion and disclosure informed the Audit Committee of Brown, Edwards & Co., L.L.P.’s independence, and assisted the Audit Committee in evaluating such independence.  Finally, the Audit Committee reviewed and discussed with the Corporation’s management and Brown, Edwards & Co., L.L.P. the Corporation’s audited consolidated balance sheets at December 31, 2002, 2001 and 2000, and consolidated statements of income, cash flows and stockholders’ equity for the three years ended December 31, 2002.  Based on the discussions with Brown, Edwards & Co., L.L.P., and management concerning the audit, the independence discussions, and the financial statement review, and such other matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board that these financial statements be included in the Corporation’s 2002 Annual Report on Form 10-K.

Audit Committee

William E. Chaffin

E. Craig Kendrick

J. Carter Lambert

Charles P. Olinger

William J. Singleton

H. Ramsey White, Jr.

PROPOSALS FOR 2004 ANNUAL MEETING OF SHAREHOLDERS

Under the regulations of the SEC, any shareholder desiring to make a proposal to be acted upon at the 2004 annual meeting of shareholders must cause such proposal to be received, in proper form, at the Corporation’s principal executive offices at 340 West Main Street, Abingdon, Virginia  24210, no later than December 3, 2003, in order for the proposal to be considered for inclusion in the Corporation’s Proxy Statement for that meeting.  The Corporation presently anticipates holding the 2004 annual meeting of shareholders on May 12, 2004.

The Corporation’s Bylaws also prescribe the procedure that a shareholder must follow to nominate directors or to bring other business before shareholders’ meetings outside of the proxy statement process.  For a shareholder to nominate a candidate for director at the 2004 annual meeting of shareholders, notice of nomination must be received by the Secretary of the Corporation not less than 60 days and not more than 90 days prior to the date of the 2004 annual meeting.  The notice must describe various matters regarding the nominee and the shareholder giving the notice.  For a shareholder to bring other business before the 2004 annual meeting of shareholders, notice must be received by the Secretary of the Corporation not less than 60 days and not more than 90 days prior to the date of the 2004 annual meeting.  The notice must include a description of the proposed business, the reasons therefor, and other specified matters. Any shareholder may obtain a copy of the Corporation’s Bylaws, without charge, upon written request to the Secretary of the Corporation.  Based upon an anticipated date of May 12, 2004 for the 2004 annual meeting of shareholders, the Corporation must receive any notice of nomination or other business no later than March 13, 2004 and no earlier than February 12, 2004.

ANNUAL REPORT AND FINANCIAL STATEMENTS

A copy of the Corporation’s Annual Report to Shareholders for the year ended December 31, 2002 accompanies this Proxy Statement.  Additional copies may be obtained without charge by written request to the Secretary of the Corporation at the address indicated below.  Such Annual Report is not part of the proxy solicitation materials.

UPON RECEIPT OF A WRITTEN REQUEST OF ANY PERSON WHO, ON THE RECORD DATE, WAS RECORD OWNER OF SHARES OF COMMON STOCK OR WHO REPRESENTS IN GOOD FAITH THAT HE OR SHE WAS ON SUCH DATE THE BENEFICIAL OWNER OF SUCH STOCK ENTITLED TO VOTE AT THE ANNUAL MEETING OF SHAREHOLDERS, THE CORPORATION WILL FURNISH TO SUCH PERSON, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002 AND THE EXHIBITS THERETO REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE EXCHANGE ACT.  ANY SUCH REQUEST SHOULD BE MADE IN WRITING TO ROBERT M. LITTLE, JR., SECRETARY, HIGHLANDS BANKSHARES, INC., 340 WEST MAIN STREET, ABINGDON, VIRGINIA  24210.  THE FORM 10-K IS NOT PART OF THE PROXY SOLICITATION MATERIALS.

OTHER MATTERS

The Board of Directors of the Corporation is not aware of any other matters that may come before the Annual Meeting.  However, the proxies may be voted with discretionary authority with respect to any other matters that may properly come before the Annual Meeting.

HIGHLANDS BANKSHARES, INC.

340 West Main Street, Abingdon, Virginia 24210

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. The undersigned hereby constitutes J.D. Morefield, James D. Moore, Jr. and J. Carter Lambert or any of them, attorneys and proxies, with power of substitution in each, to act for the undersigned with respect to all shares of Common Stock of Highlands Bankshares, Inc. (the “Corporation”) held of record by the undersigned on March 12, 2003 at the Annual Meeting of Stockholders to be held at the Southwest Virginia Higher Education Center ballroom on the campus of Virginia Highlands Community College, One Partnership Circle, Abingdon, Virginia on May 14, 2003, at 7:00 p.m., or any adjournment thereof, for the following purposes:

1.

Election of Directors

 FOR all nominees listed below

WITHHOLD AUTHORITY to vote for all nominees

     (except as marked to the contrary)

(INSTRUCTION: To withhold authority to vote for any individual nominee, write such nominee’s name on the line below)

William E. Chaffin

E. Craig Kendrick

Clydes B. Kiser

J. Carter Lambert

James D. Moore, Jr.

J.D. Morefield

Charles P. Olinger

William J. Singleton

H. Ramsey White, Jr.

2.

In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting.

(Continued and to be signed and dated on the reverse side and returned promptly in the enclosed envelope.)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR ELECTION OF DIRECTORS LISTED IN ITEM 1.

Please sign name exactly as it appears on the stock certificate. All owners should sign. Fiduciaries should give full title.

_____________________________________________________

     Signature

_____________________________________________________

         Date

_____________________________________________________

     Signature

_____________________________________________________

         Date

I plan________________, do not plan___________________, to

attend the 2003 Annual Meeting.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY

SHEET PROMPTLY.